SUPPLEMENT DATED JANUARY 8, 2009

TO

PROSPECTUS DATED NOVEMBER 3, 2008

FOR

SUN EXECUTIVE VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

Lord Abbett Series Fund – Growth and Income Portfolio, Lord Abbett Series Fund – Mid-Cap Value Portfolio, PIMCO VIT High Yield Portfolio and PIMCO VIT Low Duration Portfolio are not available investment options.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.